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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : December 1, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 TRV-C1 TRUST)
             (Exact name of registrant as specified in its charter)

       DELAWARE             333-29015                    13-3891329
   (State or other        (Commission                (I. R. S. Employer
   jurisdiction  of        File Number)              Identification No.)
    incorporation)

WORLD FINANCIAL CENTER,                                     10281
  NEW YORK,  NEW YORK                                    (Zip Code)
 (Address of principal
  executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

           Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

           Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

           Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable
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ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates on December 1, 2001.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

           Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the December 1, 2001 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MERRILL LYNCH DEPOSITOR, INC.

         Date:  12/10/01                   By:      /s/ Barry N. Finkelstein
                                                    Name: Barry N. Finkelstein
                                                    Title:President
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                                  EXHIBIT INDEX

         99.1 Trustee's report in respect of the December 1, 2001 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates.